CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS (Unaudited) - USD ($)	3 Months Ended
	Dec. 31, 2025	Dec. 31, 2024
Operating expenses:
General and administrative	$ 4,680,539	$ 143,769
Research and development	315,075
Sales and marketing	1,453,172	59,955
Depreciation and amortization	118,895
Total operating expenses	6,567,681	203,724
Loss from operations	(6,567,681)	(203,724)
Other (expense) income:
Interest income	988
Interest expense	(142,542)
Change in fair value of convertible notes payable	(286,680)
Other income	60,000
Total other (expense) income, net	(368,234)
Loss before provision for income taxes	(6,935,915)	(203,724)
Provision for income taxes
Net loss	$ (6,935,915)	$ (203,724)
Weighted Average Shares Outstanding Basic	15,154,188	11,000,000
Weighted Average Shares Outstanding Diluted	15,154,188	11,000,000
Earning per share basic	$ (0.46)	$ (0.02)
Earning per share diluted	$ (0.46)	$ (0.02)